  Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Twelve months Ended

December 31, 2010

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Twelve months Ended December 31, 2010

TABLE OF CONTENTS

Page

Earnings Press Release	2 –10

Financial Highlights	11 – 13

Debt Schedule	14 – 16

Significant Retail Tenants	17 – 18

Lease Expiration Analysis	19 – 21

Leasing Activity	22 – 30

Same Store Net Operating Income Analysis	31 – 32

Property Transactions	33 – 34

Unconsolidated Joint Ventures	35 – 44

Property List	45 – 56

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented by our Form 10-Q filings.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	cunningham@inlandgroup.com

Inland Real Estate Corporation

Reports Fourth Quarter and Year 2010 Results

OAK BROOK, IL (February 10, 2011) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three and twelve months ended December 31, 2010.

Key Points

•

Funds from Operations (FFO) per common share, adjusted for non-cash impairment charges and gains on extinguishment of debt in each period, was $0.21 for the quarter ended December 31, 2010, compared to $0.24 per share for the prior year quarter.

•

FFO per common share was $0.21 for the fourth quarter of 2010, compared to $0.23 per share for the fourth quarter of 2009.

•

Leased occupancy for the total portfolio was 93.3 percent at December 31, 2010, representing increases of 170 basis points over fourth quarter 2009 and 60 basis points over prior quarter.

•

Company record set in 2010 for total portfolio square feet leased in a single year, with 372 leases executed for rental of more than 2.1 million square feet, an increase of 40.4 percent in square feet leased over 2009.  For the quarter, 110 leases were executed for rental of 712,447 square feet in total portfolio, an increase of more than 175 percent in square feet leased over fourth quarter 2009.

•

In 2010 Company addressed over $530 million of debt maturities while extending and rebalancing overall debt maturity profile.

•

Company continued to effectively execute joint venture growth strategies: IRC-PGGM venture acquired a grocer-anchored center in Minnesota during fourth quarter and a Chicago power center after quarter close, aggregating 158,010 square feet of retail space with combined acquisition value of $35.7 million; IRC venture with Inland Private Capital Corp. (IPCC) completed sales of all remaining interests in Bank of America and Farnam Tech Center properties by year end.

Financial Results for the Quarter

For the quarter ended December 31, 2010, Funds from Operations (FFO) was $18.5 million, compared to $19.6 million for the fourth quarter of 2009.  FFO adjusted for non-cash impairment charges and gains on extinguishment of debt, was $18.7 million compared to $20.5 million for the prior year quarter.  On a per share basis, FFO was $0.21 (basic and diluted) for the quarter, compared to FFO of $0.23 and FFO adjusted for non-cash impairment charges and gains on extinguishment of debt of $0.24 for the fourth quarter of 2009.  No adjustments to FFO per share for non-cash impairment charges or gains on extinguishment of debt were recorded in the fourth quarter of 2010.

The decrease in FFO for the quarter was primarily due to increased interest expense, decreased lease termination income and no gains on extinguishment of debt versus a gain of $1.0 million in the fourth quarter of 2009.  The decrease was partially offset by higher rental income and tenant recoveries primarily related to acquisitions completed during the second half of 2010.

Net income available to common stockholders for the fourth quarter of 2010 was $4.0 million, compared to $5.8 million for the fourth quarter of 2009.  On a per share basis, net income available to common stockholders was $0.05 (basic and diluted) for the quarter, compared to net income of $0.07 for the prior year quarter.  Net income was impacted by the same items that impacted FFO.  In addition, net income decreased due to higher depreciation and amortization expense recorded in the quarter.

Reconciliations of FFO and adjusted FFO to net income (loss) available to common stockholders, as well as FFO per share and FFO, adjusted per share to net income (loss) available to common stockholders per share, are provided at the end of this press release.

The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

Financial Results for Twelve Months Ended December 31, 2010

For the year ended December 31, 2010, FFO was $51.6 million, compared to $68.2 million for the full year 2009.  On a per share basis, FFO for the full year 2010 was $0.60 (basic and diluted), compared to $0.87 for the year ended December 31, 2009.

For the year ended December 31, 2010, the Company recorded aggregate non-cash impairment charges, net of taxes, of $20.8 million related to unconsolidated development joint venture projects to reflect the investments at fair value.  By comparison, for the same twelve-month period of 2009, the Company recorded aggregate non-cash impairment charges, net of taxes, of $20.5 million, which were partially offset by  gains on extinguishment of debt of $8.0 million related to the repurchase of its convertible senior notes at a discount to face value and discounts received for early payoff of certain mortgages payable.

FFO, adjusted for non-cash impairment charges, net of taxes, and gains on extinguishment of debt, was $72.4 million for the year ended December 31, 2010, compared to $80.7 million for the full year 2009.  On a per share basis, FFO adjusted for those items was $0.84 per share (basic and diluted), compared to $1.03 per share for 2009.  The decrease in adjusted FFO was due primarily to a decrease in same store NOI, including lease termination income, as well as an increase in interest expense, partially offset by an increase in gains on sales of investment securities and interests in properties owned through our joint venture with Inland Private Capital Corp. (IPCC), formerly Inland Real Estate Exchange Corporation.  Additionally, the decrease in per share amounts was due to an increase in weighted average shares outstanding related to the Company’s 2009 equity offering and our ongoing at-the-market equity issuances (ATM issuances).

Net loss available to common stockholders for the twelve months ended December 31, 2010 was $0.3 million, or $0.00 per share, compared to net income of $8.2 million, or $0.10 per share (basic and diluted), for the full year 2009.  Net income was impacted by the same items that impacted adjusted FFO.  In addition, 2010 net income decreased relative to 2009 due to the aforementioned increase in non-cash impairment charges as well as the lack of any offsetting gains on extinguishment of debt recorded for the year ended 2010.

“In 2010 we worked to put in place a stronger operating platform,” said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer.  “We executed a capital plan that measurably strengthened our financial position.  This included addressing over $530 million in debt, sourcing a variety of opportunity capital and favorably rebalancing our overall debt maturity profile.  We also made substantial progress in restoring portfolio occupancy and performance.  Strong quarter-to-quarter leasing momentum resulted in a record 2.1 million square feet of retail space leased for the year.  This provides a solid base for income growth while enhancing the quality of our tenant base and the value of our portfolio.  In 2010, through capital efficient joint ventures with PGGM and Inland Private Capital Corp. we also increased assets under management and generated fee income of $2.3 million to the Company.”

Zalatoris continued, “These efforts were strategic and effective in establishing a stronger platform and should provide meaningful benefits for investors over time.  Looking ahead, within a retail environment that continues to evolve we believe we are in good position to capitalize on opportunities for growth.”

Portfolio Performance
The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and twelve-month periods during each year.  A total of 115 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided in the Company’s supplemental information.

Within the consolidated portfolio same store net operating income (NOI), a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties, was $25.1 million for the quarter, a decrease of 0.5 percent compared to $25.2 million in the fourth quarter of 2009.  Same store NOI decreased from the prior year quarter as a result of lower rental income and lease termination income, partially offset by increased tenant recovery income.  Tenant recovery income for the quarter increased primarily as a result of lower than expected Cook County, Illinois property taxes which on vacant space cannot be credited back to a tenant, as well as higher property operating expenses and an increase in average same store financial occupancy for the period.  For the year ended December 31, 2010, same store NOI was $98.1 million, a decrease of 7.6 percent compared to $106.1 million for the prior year.  Same store NOI for the year decreased primarily due to a decrease in lease termination income and lower average same store financial occupancy for the twelve-month period.

As of December 31, 2010, same store financial occupancy for the consolidated portfolio, excluding seasonal leases, was 91.3 percent, compared to 89.6 percent as of September 30, 2010, and 90.0 percent as of December 31, 2009.

Leasing
For the quarter ended December 31, 2010, the Company executed 110 leases within the total portfolio aggregating 712,447 square feet of gross leasable area (GLA), an increase in square feet leased of 175 percent over the prior year quarter.  This included 52 renewal leases comprising 296,259 square feet of GLA with an average rental rate of $13.70 per square foot and representing an increase of 5.0 percent over the average expiring rent.  Twenty-eight new leases and 30 non-comparable leases aggregating 416,188 square feet of GLA were signed during the quarter.  New leases executed during the quarter had an average rental rate of $12.13 per square foot, essentially level with the expiring rent; the non-comparable leases were signed with an average rental rate of $11.25 per square foot.  Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.  On a blended basis the 80 new and renewal leases signed during the quarter had an average rental rate of $13.01 per square foot, representing an increase of 2.8 percent over the average expiring rent.

For the year ended December 31, 2010, a new Company record was established for square feet leased within the total portfolio in a single year.  The Company signed a total of 372 leases comprising 2,122,960 square feet of GLA, an increase in square feet leased of more than 40 percent over the prior year.  This included 224 renewal leases aggregating 1,096,557 square feet of GLA with an average rental rate of $14.26, an increase of 4.3 percent over expiring rent.  Seventy-one new leases and 77 non-comparable leases aggregating 1,026,403 square feet of GLA were executed during 2010.  New leases signed during the year had an average rental rate of $12.37 per square foot, representing a decrease of 3.8 percent from the prior year, and the non-comparable leases were signed with an average rental rate of $10.72 per square foot.  On a blended basis, the 295 new and renewal leases executed during the year had an average rental rate of $13.68 per square foot, an increase of 1.9 percent over the average expiring rent.

Leased occupancy for the total portfolio was 93.3 percent as of December 31, 2010, compared to 92.7 percent as of September 30, 2010, and 91.6 percent as of December 31, 2009.  Financial occupancy for the total portfolio was 91.3 percent as of December 31, 2010, compared to 89.7 percent as of September 30, 2010, and 90.6 percent as of December 31, 2009.  Total portfolio occupancy rates are based on the Company’s pro-rata ownership of joint venture properties and exclude seasonal leases.

EBITDA, Balance Sheet, Liquidity and Market Value
Earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for non-cash impairments and gains on extinguishment of debt in each period, was $31.3 million for the quarter, compared to $31.8 million for the fourth quarter of 2009.  For the year ended December 31, 2010, adjusted EBITDA was $119.9 million, compared to $127.6 million for the full year 2009.  A definition and reconciliation of EBITDA and adjusted EBITDA to income (loss) from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 2.4 times for the quarter ended December 31, 2010, compared to 2.2 times for the prior quarter and 2.9 times for the fourth quarter of 2009.  The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios  provide useful supplemental measures in evaluating the Company’s operating performance in that they exclude expenses that may not be indicative of operating performance.

As previously reported, during the quarter the Company paid off two mortgage loans totaling $9.2 million and closed a $63.6 million loan which refinanced its last remaining 2010 secured debt maturity and placed new financing on three other properties.  In addition, during the quarter the Company paid off four property loans totaling $30.7 million due to mature in January 2011, closed a $10.3 million loan which financed its acquisition of a grocer-anchored center in Wisconsin, and closed a $60.0 million loan on previously unencumbered properties.

As of December 31, 2010, the Company had an equity market capitalization of $773.0 million and total debt outstanding of $956.9 million (including the pro-rata share of debt in unconsolidated joint ventures and full face value of convertible notes) for a total market capitalization of approximately $1.7 billion and a debt-to-total market capitalization of 55.3 percent.  Including the convertible notes, 70.1 percent of consolidated debt bears interest at fixed rates.  As of December 31, 2010, the weighted average interest rate on this debt was 5.2 percent.  The Company had $45.0 million outstanding on its unsecured line of credit facility at the end of the quarter.

The Company sold approximately $11.3 million of its common stock through its ATM equity issuance program during the quarter.  Proceeds from ATM issuances were used for growth opportunities, including acquisitions for the Company’s joint venture with IPCC.

Acquisitions

In November 2010, the Company acquired for its consolidated portfolio a 103,611-square-foot retail property in the Milwaukee, Wisconsin suburb of Menomonee Falls for $20.7 million, excluding closing costs and adjustments.  The retail center is 100 percent leased to Roundy’s Supermarkets Inc.’s Super Pick ‘n Save.  The Company financed the acquisition with the above referenced $10.3 million loan which has a ten-year term, a fixed rate of 4.85 percent and is interest only for the first four years.  The Company funded the equity portion of the acquisition with reinvested proceeds from the sale of certain investment properties during the year.

Dispositions

During the quarter the Company sold for $2.5 million Homewood Plaza in Homewood, Illinois.

Joint Venture Activity

In the fourth quarter the Company's joint venture with IPCC completed sales of all remaining interests in the Bank of America properties and the Farnam Tech Center.  The Company recouped its entire equity investment in those properties and earned a double-digit internal rate of return (IRR) on the investments.  Properties currently owned through the IRC-IPCC venture include five properties, aggregating 146,022 square feet.

With regard to the Company’s asset-based joint venture with PGGM, during the quarter the venture purchased Diffley Marketplace, a 62,656-square-foot community retail center in the Minneapolis-St. Paul metro area for $11.9 million, excluding closing costs and adjustments.  The center is anchored by Cub Foods, a Midwest market-leading grocer owned by Supervalu, Inc.  Simultaneous with the closing, the joint venture placed a 3.94 percent fixed-rate loan in the amount of $5.8 million on the property.  The Company funded its equity contribution with proceeds received from its initial property contributions to the PGGM joint venture.

Subsequent to the close of the quarter, the IRC-PGGM venture acquired Joffco Square, a 95,354-square-foot, multi-level urban shopping center located in Chicago and anchored by Best Buy and Bed Bath & Beyond.  The venture purchased the three-year-old center from an entity owned by the developer for $23.8 million, excluding closing costs and adjustments.  The IRC-PGGM venture anticipates placing property-level financing on the asset in the near future at leverage levels consistent with its existing business plan.

Dividends

In November and December 2010 and January 2011 the Company paid monthly cash dividends to stockholders of $0.0475 per common share.  The Company also declared a cash distribution of $0.0475 per common share, payable on February 17, 2011 to common shareholders of record at the close of business on January 31, 2011.  The Company expects to continue to pay monthly cash dividends at the existing rate throughout 2011.

Guidance:

For fiscal year 2011, the Company expects FFO per common share (basic and diluted) to be in the range of $0.78 to $0.84.  The Company anticipates consolidated same store net operating income will remain flat to an increase of 3% and average total portfolio financial occupancy to be between 90% and 92% for the year.

Conference Call/Webcast
Management will host a conference call to discuss the Company’s financial and operational results on Thursday, February 10, 2011 at 2:00 p.m. CT (3:00 p.m. ET).  Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on February 25, 2011.  Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay pass code 447433#.  An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that currently owns interests in 142 open-air neighborhood, community, power, and lifestyle shopping centers and single tenant properties located primarily in the Midwestern United States, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three months and year ended December 31, 2010, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented by our Form 10-Q filings.   These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
December 31, 2010 and  2009
(In thousands except per share data)

	December 31, 2010 (unaudited)	December 31, 2009
Assets:

Investment properties:
Land	$345,637	333,433
Construction in progress	142	322
Building and improvements	999,723	921,461

	1,345,502	1,255,216
Less accumulated depreciation	326,546	308,785

Net investment properties	1,018,956	946,431

Cash and cash equivalents	13,566	6,719
Investment in securities	10,053	11,045
Accounts receivable, net	37,755	42,545
Investment in and advances to unconsolidated joint ventures	103,616	125,189
Acquired lease intangibles, net	38,721	14,438
Deferred costs, net	17,041	8,147
Other assets	15,133	10,914

Total assets	$1,254,841	1,165,428

Liabilities:

Accounts payable and accrued expenses	$34,768	29,461
Acquired below market lease intangibles, net	10,492	2,319
Distributions payable	4,139	4,017
Mortgages payable	483,186	384,468
Unsecured credit facilities	195,000	185,000
Convertible notes	110,365	123,789
Other liabilities	18,898	11,183

Total liabilities	856,848	740,237

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at December 31, 2010 and 2009, respectively	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 87,838 and 84,560 Shares issued and outstanding at December 31, 2010 and 2009, respectively	878	846
Additional paid-in capital (net of offering costs of $65,322 and $64,472 at December 31, 2010 and 2009, respectively)	775,348	749,156
Accumulated distributions in excess of net income	(379,485)	(330,214)
Accumulated other comprehensive income	1,148	3,710

Total stockholders' equity	397,889	423,498

Noncontrolling interest	104	1,693

Total equity	397,993	425,191

Total liabilities and stockholders' equity	$1,254,841	1,165,428

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations

For the three and twelve months ended December 31, 2010 and 2009 (unaudited)

 (In thousands except per share data)

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009
Revenues:
Rental income	$30,680	28,587	117,818	117,624
Tenant recoveries	11,866	10,042	43,596	42,623
Other property income	509	1,318	2,037	4,448
Fee income from unconsolidated joint ventures	1,156	816	3,578	3,330
Total revenues	44,211	40,763	167,029	168,025

Expenses:
Property operating expenses	9,497	7,848	31,586	29,443
Real estate tax expense	7,541	7,492	33,104	31,140
Depreciation and amortization	11,939	9,944	44,549	45,431
Provision for asset impairment	200	778	18,190	4,696
General and administrative expenses	3,251	2,950	13,735	12,639
Total expenses	32,428	29,012	141,164	123,349

Operating income	11,783	11,751	25,865	44,676

Other income	365	1,219	4,563	2,813
Gain on sale of investment properties	-	-	-	341
Gain (loss) from change in control of investment properties	(104)	-	5,018	-
Gain on sale of joint venture interest	1,694	993	4,555	2,766
Gain on extinguishment of debt	-	1,048	-	7,980
Impairment of investment securities	-	-	-	(2,660)
Interest expense	(10,782)	(7,944)	(36,317)	(34,207)
Income before income tax benefit (expense) of taxable REIT subsidiary, equity in loss of unconsolidated joint ventures, discontinued operations and income attributable to noncontrolling interest	2,956	7,067	3,684	21,709

Income tax benefit (expense) of taxable REIT subsidiary	216	(381)	(719)	513
Equity in loss of unconsolidated joint ventures	(173)	(934)	(4,365)	(16,494)
Income (loss) from continuing operations	2,999	5,752	(1,400)	5,728
Income from discontinued operations	1,093	199	1,443	2,901
Net income	4,092	5,951	43	8,629

Less: Net income attributable to the noncontrolling interest	(74)	(121)	(306)	(417)
Net income (loss) available to common stockholders	4,018	5,830	(263)	8,212

Other comprehensive income (expense):
Unrealized gain (loss) on investment securities	211	(263)	1,549	3,068
Reversal of unrealized (gain) loss to realized (gain) loss on investment securities	(104)	-	(2,080)	2,660
Unrealized gain (loss) on derivative instruments	(2,092)	(93)	(2,031)	217

Comprehensive income (loss)	$2,033	5,474	(2,825)	14,157

Basic and diluted earnings available to common shares per weighted average common share:

Income (loss) from continuing operations	$0.04	0.07	(0.02)	0.07
Income from discontinued operation	0.01	-	0.02	0.04
Net income attributable to the noncontrolling interest	-	-	-	(0.01)
Net income available to common stockholders per weighted average common share – basic and diluted	$0.05	0.07	-	0.10

Weighted average number of common shares outstanding – basic	87,251	84,400	85,951	78,441
Weighted average number of common shares outstanding – diluted	87,340	84,481	86,036	78,504

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net income (loss) available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009

Net income (loss) available to common stockholders	$4,018	5,830	(263)	8,212
Gain on sale of investment properties	(1,108)	-	(1,490)	(2,350)
(Gain) loss from change in control of investment properties	104	-	(5,018)	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,474	3,752	13,642	16,210
Amortization on in-place lease intangibles	1,355	569	4,478	2,798
Amortization on leasing commissions	313	195	1,120	1,306
Depreciation, net of noncontrolling interest	10,300	9,277	39,123	41,996

Funds From Operations	18,456	19,623	51,592	68,172

Gain on extinguishment of debt	-	(1,049)	-	(7,980)
Impairment loss, net of taxes:
Provision for asset impairment	200	778	18,190	4,696
Impairment of investment securities	-	-	-	2,660
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	1,117	2,498	14,753
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	-	-	147	(1,638)

Funds From Operations, adjusted	$18,656	20,469	72,427	80,663

Net income available to common stockholders per weighted average common share – basic and diluted	$0.05	0.07	-	0.10

Funds From Operations, per weighted average common share – basic and diluted	$0.21	0.23	0.60	0.87

Funds From Operations, adjusted, per weighted average common share – basic and diluted	$0.21	0.24	0.84	1.03

Weighted average number of common shares outstanding, basic	87,251	84,400	85,951	78,441

Weighted average number of common shares outstanding, diluted	87,340	84,481	86,036	78,504

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009

Income (loss) from continuing operations	$2,999	5,752	(1,400)	5,728
Gain on sale of property	-	-	(46)	(1,188)
Gain (loss) from change in control of investment properties	104	-	(5,018)	-
Net income attributable to noncontrolling interest	(74)	(121)	(306)	(417)
Income tax (benefit) expense of taxable REIT subsidiary	(216)	381	719	(513)
Income (loss) from discontinued operations, excluding gains	(15)	199	(46)	892
Interest expense	10,782	7,944	36,317	34,207
Interest expense associated with discontinued operations	-	154	551	616
Interest expense associated with unconsolidated joint ventures	2,072	2,801	9,774	11,477
Depreciation and amortization	11,939	9,944	44,549	45,431
Depreciation and amortization associated with discontinued operations	4	187	472	1,027
Depreciation and amortization associated with unconsolidated joint ventures	3,474	3,752	13,642	16,210

EBITDA	31,069	30,993	99,208	113,470

Gain on extinguishment of debt	-	(1,048)	-	(7,980)
Impairment of investment securities	-	-	-	2,660
Provision for asset impairment	200	778	18,190	4,696
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	1,117	2,498	14,753

EBITDA, adjusted	$31,269	31,840	119,896	127,599

Total Interest Expense	$12,854	10,899	46,642	46,300

EBITDA: Interest Expense Coverage Ratio	2.4 x	2.8 x	2.1 x	2.5 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.4 x	2.9 x	2.6 x	2.8 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009

Total revenues	$44,211	40,763	167,029	168,025

Net income (loss) available to common stockholders (1)	$4,018	5,830	(263)	8,212
Gain on sale of investment properties	(1,108)	-	(1,490)	(2,350)
(Gain) loss from change in control of investment properties	104	-	(5,018)	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,474	3,752	13,642	16,210
Amortization on in-place leases intangibles	1,355	569	4,478	2,798
Amortization on leasing commissions	313	195	1,120	1,306
Depreciation, net of noncontrolling interest	10,300	9,277	39,123	41,996
Funds From Operations	18,456	19,623	51,592	68,172

Gain on extinguishment of debt	-	(1,049)	-	(7,980)
Impairment loss, net of taxes:
Provision for asset impairment	200	778	18,190	4,696
Impairment of investment securities	-	-	-	2,660
Provision for asset impairment included in equity in loss of unconsolidated joint venture	-	1,117	2,498	14,753
Provision of income taxes:
Tax expense related to current impairment charges, net of valuation allowance	-	-	147	(1,638)

Funds From Operations, adjusted	$18,656	20,469	72,427	80,663
Net income available to common stockholders per weighted average common share – basic and diluted	$0.05	0.07	-	0.10

Funds From Operations per weighted average common share – basic and diluted	$0.21	0.23	0.60	0.87

Funds From Operations, adjusted per common share – basic	$0.21	0.24	0.84	1.03

Distributions Declared	$12,628	12,039	49,008	53,875
Distributions Per Common Share	$0.14	0.14	0.57	0.69
Distributions / Funds From Operations Payout Ratio, adjusted	67.7%	58.8%	67.7%	66.8%
Weighted Average Commons Shares Outstanding, Diluted	87,340	84,481	86,036	78,504

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009

Additional Information
Straight-line rents	$548	(174)	1,571	(743)
Amortization of above and below market rents	5	2	(125)	55
Amortization of deferred financing fees	865	784	2,384	2,979
Stock based compensation expense	119	61	353	400

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements Redevelopment	$2,453	813	8,296	4,673
	-	2,909	-	2,909
Non-maintenance / revenue generating cap ex
Tenant improvements	5,024	2,351	16,300	9,876
Leasing commissions	921	592	3,395	2,335

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (continued)

	As of December 31, 2010	As of December 31, 2009

Total Assets	$1,254,841	1,165,428

General and Administrative Expenses	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009

General and Administrative Expenses (G&A)	$3,251	2,950	13,735	12,639
G&A Expenses as a Percentage of Total Revenue	7.4%	7.2%	8.2%	7.5%
Annualized G&A Expenses as a Percentage of Total Assets	1.04%	1.01%	1.09%	1.08%

Same Store Net Operating Income ("NOI") (Cash Basis) (1)	Three months ended December 31, 2010	Three months ended December 31, 2009	% Change	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009	% Change

Consolidated Portfolio (115 properties)

Same Store NOI	$25,066	25,204	-0.5%	$98,089	106,134	-7.6%
Same Store NOI excluding lease termination income	$25,006	24,135	3.6%	$97,873	102,974	-4.9%

Unconsolidated Portfolio (at 100%) (13 properties)

Same Store NOI	$6,517	6,044	7.8%	$25,516	24,481	4.2%
Same Store NOI excluding lease termination income	$6,517	6,044	7.8%	$25,439	24,480	3.9%

Total Portfolio (including our pro rata share of unconsolidated NOI) (128 properties)

Same Store NOI	$28,325	28,226	0.4%	$111,847	118,375	-6.4%
Same Store NOI excluding lease termination income	$28,265	27,157	4.1%	$110,593	115,214	-4.0%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided on page 31 of this supplemental financial information.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010 and 2009
(In thousands except per share and square footage data)

Financial Highlights (continued)

Consolidated Occupancy	As of December 31, 2010	As of September 30, 2010	As of December 31, 2009

Leased Occupancy (1)	92.9%	92.2%	91.1%
Financial Occupancy (2)	90.9%	89.0%	89.9%
Same Store Financial Occupancy	91.3%	89.6%	90.0%

Unconsolidated Occupancy	As of December 31, 2010	As of September 30, 2010	As of December 31, 2009

Leased Occupancy (1)	95.8%	95.7%	94.8%
Financial Occupancy (2)	94.2%	93.8%	94.5%
Same Store Financial Occupancy	95.2%	93.9%	95.3%

Total Occupancy	As of December 31, 2010	As of September 30, 2010	As of December 31, 2009

Leased Occupancy (1)	93.3%	92.7%	91.6%
Financial Occupancy (2)	91.3%	89.7%	90.6%
Same Store Financial Occupancy	91.7%	90.1%	90.6%

Capitalization	As of December 31, 2010	As of December 31, 2009

Total Shares Outstanding	$87,838	84,560
Closing Price Per Share	8.80	8.15
Equity Market Capitalization	772,974	689,164
Total Debt (3)	956,864	935,100
Total Market Capitalization	$1,729,838	1,624,264

Debt to Total Market Capitalization	55.3%	57.6%

(1)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(2)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

(3)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at December 31, 2010:

Fixed rate debt
Servicer	Property Name	Interest Rate at December 31, 2010	Maturity Date	Balance at December 31, 2010	Percent of Total Debt

Wells Fargo	Baytowne Square & Shoppes	4.11%	06/2011	$8,720	1.11%
Wells Fargo	CarMax – Schaumburg	4.11%	06/2011	11,730	1.49%
Wells Fargo	Grand Traverse Crossings	4.11%	06/2011	1,688	0.21%
Wells Fargo	Hammond Mills	4.11%	06/2011	882	0.11%
Wells Fargo	Plymouth Collection	4.11%	06/2011	5,180	0.66%
Wells Fargo	Riverplace Center	4.11%	06/2011	3,290	0.42%
Wells Fargo	Staples	4.11%	06/2011	1,730	0.22%
Capmark Finance	University Crossings	5.02%	08/2011	8,800	1.12%
Capmark Finance	Hickory Creek Marketplace	4.88%	11/2011	5,750	0.73%
Capmark Finance	Maple Park Place	4.88%	11/2011	12,500	1.59%
Capmark Finance	Westriver Crossing	4.88%	11/2011	3,500	0.44%
Cohen Financial	Maple Grove Retail	5.19%	08/2012	4,050	0.51%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.82%
Cohen Financial	Quarry Retail	5.19%	08/2012	15,800	2.00%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.25%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.59%
Cohen Financial	Stuart’s Crossing	5.27%	12/2012	7,000	0.89%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.79%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.27%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.11%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	17,001	2.16%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	9.08%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	19,235	2.44%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,504	0.70%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,538	0.20%
TCF Bank (1)	Dominick’s – Schaumburg	6.50%	04/2015	6,917	0.88%
TCF Bank (1)	Dominick’s – Countryside	6.50%	04/2015	1,513	0.19%
TCF Bank (1)	Cub Foods - Buffalo Grove	6.50%	04/2015	3,942	0.50%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,200	0.28%
TCF Bank (1)	Roundy’s - Waupaca	6.50%	04/2015	4,299	0.55%
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	8,000	1.01%
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,700	1.61%
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,900	2.27%
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	25,000	3.17%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,322	1.44%
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300	1.31%
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175	0.53%
Wells Fargo	Salem Square	6.03%	12/2020	4,897	0.62%
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289	0.80%
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443	0.82%
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443	0.82%
Wells Fargo	Deer Trace	6.03%	12/2020	9,691	1.23%
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825	1.37%
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237	1.42%
Centerline Capital Group (1)	Copp’s	5.53%	01/2021	6,435	0.82%
Centerline Capital Group (1)	Harbor Square	5.53%	01/2021	6,188	0.78%
Centerline Capital Group (1)	Walgreens	5.53%	01/2021	2,471	0.31%
Centerline Capital Group (1)	CVS	5.53%	01/2021	4,259	0.54%

Total/Weighted Average Fixed Rate Secured		5.36%		$442,796	56.18%

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010
(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Fixed rate debt (continued)
Servicer	Property Name	Interest Rate at December 31, 2010	Maturity Date	Balance at December 31, 2010	Percent of Total Debt

Convertible Notes (2)		4.63%	11/2011	$80,785	10.25%
Convertible Notes (2)		5.00%	11/2014	29,215	3.71%

Total/Weighted Average Fixed Rate		5.23%		552,796	70.14%

Variable rate debt

Metropolitan Capital Bank	Corporate	6.00%	10/2012	2,700	0.34%
Bank of America (1)	Edinburgh Festival	4.21%	12/2012	3,919	0.50%
Bank of America (1)	CarMax – Tinley Park	4.21%	12/2012	9,843	1.24%
Bank of America (1)	Cliff Lake	4.21%	12/2012	4,010	0.51%
Bank of America (1)	Burnsville Crossing	4.21%	12/2012	3,829	0.48%
Bank of America (1)	Food 4 Less	4.21%	12/2012	2,748	0.35%
Bank of America (1)	Shingle Creek	4.21%	12/2012	1,960	0.25%
Bank of America (1)	Bohl Farm Marketplace	4.21%	12/2012	5,181	0.66%
Bank of America	Skokie Fashion Square	0.66%	12/2014	6,200	0.79%

Total/Weighted Average Variable Rate Secured		3.79%		40,390	5.12%

Term Loan		4.50%	06/2013	150,000	19.03%
Line of Credit Facility		4.50%	06/2013	45,000	5.71%

Total/Weighted Average Variable Rate		4.38%		235,390	29.86%

Total/Weighted Average Debt		4.98%		$788,186	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $365.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010
(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Total Weighted Average Rate (2)	Percent of Total Debt

2011 (3)	1,801	63,770	80,785	146,356	5.23%	18.57%
2012	2,623	89,008	-	91,631	5.34%	11.63%
2013	3,143	-	195,000	198,143	5.46%	25.14%
2014	2,805	137,063	29,215	169,083	5.46%	21.45%
2015	370	19,270	-	19,640	5.72%	2.49%
2016	306	-	-	306	5.63%	0.04%
2017	302	63,600	-	63,902	5.63%	8.11%
2018	-	9,472	-	9,472	5.99%	1.20%
2019	-	-		-	5.78%	-
2020	-	70,300		70,300	5.78%	8.91%
2021	-	19,353		19,353	5.53%	2.46%

Total	$11,350	471,836	305,000	788,186	4.98%	100.00%

Total Debt Outstanding	December 31, 2010

Mortgage loans payable:
Fixed rate secured loans	$442,796
Variable rate secured loans	40,390
Unsecured fixed rate convertible notes (3) (4)	80,785
Unsecured fixed rate convertible notes (3) (5)	29,215
Unsecured line of credit facility and term loan	195,000

Total	$788,186

Percentage of Total Debt:	December 31, 2010

Fixed rate loans	70.14%
Variable rate loans	29.86%

Current Average Interest Rates (2):	December 31, 2010

Fixed rate loans	5.23%
Variable rate loans	4.38%
Total weighted average interest rate	4.98%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of December 31, 2010 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $365.

(4)

The convertible notes, which mature in 2026, are included in the 2011 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

(5)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Roundy’s	8	$6,559	5.53%	542,294	5.13%
Supervalu, Inc. (2)	10	5,918	4.99%	624,687	5.91%
Dominick's Finer Foods	6	4,672	3.94%	394,377	3.73%
Carmax	2	4,021	3.39%	187,851	1.78%
PetSmart	11	3,417	2.88%	259,865	2.46%
TJX Companies, Inc. (3)	10	2,528	2.13%	317,915	3.01%
Best Buy	4	2,461	2.07%	183,757	1.74%
Kroger	3	2,086	1.76%	193,698	1.83%
The Sports Authority	3	1,851	1.56%	134,869	1.28%
OfficeMax	6	1,719	1.45%	144,596	1.37%
Michael’s	6	1,500	1.26%	130,165	1.23%
Kohl’s	2	1,468	1.24%	169,584	1.60%
Staples	5	1,421	1.20%	112,428	1.06%
Party City	8	1,391	1.17%	93,987	0.89%
Retail Ventures, Inc (DSW Warehouse)	3	1,327	1.12%	70,916	0.67%
Dollar Tree	13	1,324	1.12%	145,727	1.38%
Barnes & Noble	3	1,315	1.11%	67,988	0.64%
The Gap	6	1,246	1.05%	93,855	0.89%
Home Depot	1	1,243	1.05%	113,000	1.07%

Total		$47,467	40.02%	3,981,559	37.67%

Significant Retail Tenants (Unconsolidated) (1) (4)

Tenant Name	Number of Stores	Annual Base Rent (4)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	7	$5,454	14.45%	450,707	15.36%
TJX Companies, Inc. (3)	6	2,536	6.72%	192,430	6.56%
Dominick's Finer Foods	2	1,600	4.24%	133,294	4.54%
Regal Cinemas	1	1,210	3.20%	73,000	2.49%
Bed Bath and Beyond (5)	3	1,065	2.82%	124,238	4.24%
Hobby Lobby	1	1,015	2.69%	56,390	1.92%
Dick's Sporting Goods	1	1,000	2.65%	100,000	3.41%
Retail Ventures, Inc (DSW Warehouse)	2	981	2.60%	48,599	1.66%
REI (Recreational Equipment Inc)	1	971	2.57%	25,550	0.87%
Kroger	2	904	2.39%	120,411	4.10%
Michael’s	2	820	2.17%	47,883	1.63%
Roundy’s	1	649	1.72%	55,990	1.91%
Harlem Furniture	1	628	1.66%	27,932	0.95%
Gordman’s	1	588	1.56%	50,233	1.71%
The Gap	2	506	1.34%	35,225	1.20%
The Sports Authority	1	489	1.30%	44,495	1.52%
Nordstrom Rack	1	425	1.13%	34,833	1.19%
K-Mart	1	406	1.08%	86,479	2.95%
K & G Superstore	1	402	1.06%	36,511	1.24%

Total		$21,649	57.35%	1,744,200	59.45%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Jewel and Cub Foods

(3)

Includes TJ Maxx, Marshall’s and A.J. Wright Stores

(4)

Annualized rent shown includes joint venture partner’s pro rata share

(5)

Includes Bed Bath & Beyond and Buy Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1)

Tenant Name	Number of Stores	Annual Base Rent (2)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	17	$11,372	7.27%	1,075,394	7.96%
Roundy’s	9	7,208	4.61%	598,284	4.43%
Dominick's Finer Foods	8	6,271	4.01%	527,671	3.91%
TJX Companies, Inc. (4)	16	5,065	3.24%	510,345	3.78%
Carmax	2	4,021	2.57%	187,851	1.39%
PetSmart	12	3,732	2.39%	287,225	2.13%
Kroger	5	2,990	1.91%	314,109	2.33%
Best Buy	4	2,462	1.57%	183,757	1.36%
The Sports Authority	5	2,340	1.50%	179,364	1.33%
Michael’s	8	2,320	1.48%	178,048	1.32%
Retail Ventures, Inc (DSW Warehouse)	5	2,308	1.48%	119,515	0.89%
Bed Bath & Beyond (5)	6	2,157	1.38%	230,274	1.71%
The GAP	8	1,752	1.12%	129,080	0.96%
OfficeMax	6	1,719	1.10%	144,596	1.07%
Dollar Tree	16	1,588	1.02%	164,465	1.22%
Barnes & Noble	4	1,557	1.00%	92,223	0.68%
Party City	10	1,557	1.00%	106,987	0.79%

Total		$60,419	38.65%	5,029,188	37.26%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel and Cub Foods

(4)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

(5)

Includes Bed Bath & Beyond and Buy Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
M-T-M	1	10,806	0.10%	$36	0.03%	$3.33
2011	19	470,140	4.45%	4,082	3.23%	8.68
2012	22	485,484	4.59%	5,226	4.13%	10.76
2013	31	833,543	7.89%	7,886	6.24%	9.46
2014	24	865,991	8.19%	9,545	7.55%	11.02
2015	22	526,399	4.98%	5,473	4.33%	10.40
2016	16	382,405	3.62%	4,699	3.72%	12.29
2017	17	696,957	6.59%	9,143	7.23%	13.12
2018	9	387,964	3.67%	4,584	3.63%	11.82
2019	13	586,016	5.54%	6,199	4.90%	10.58
2020+	43	1,689,838	15.99%	21,621	17.10%	12.79
Vacant	-	498,605	4.73%	-	-	-
TOTAL/WEIGHTED AVERAGE	217	7,434,148	70.34%	$78,494	62.09%	$11.32

ALL NON-ANCHOR LEASES (1)
M-T-M	26	57,647	0.55%	$848	0.67%	$14.71
2011	129	345,388	3.27%	5,168	4.09%	14.96
2012	166	409,235	3.87%	7,449	5.89%	18.20
2013	160	423,278	4.00%	7,798	6.17%	18.42
2014	125	332,226	3.14%	5,903	4.67%	17.77
2015	150	419,119	3.97%	8,153	6.45%	19.45
2016	63	186,076	1.76%	3,586	2.84%	19.27
2017	18	83,042	0.79%	1,276	1.01%	15.36
2018	22	74,098	0.70%	1,717	1.36%	23.17
2019	19	86,812	0.82%	1,813	1.43%	20.88
2020+	59	234,118	2.21%	4,209	3.33%	17.98
Vacant	-	484,052	4.58%	-	-	-
TOTAL/WEIGHTED AVERAGE	937	3,135,091	29.66%	$47,920	37.91%	$18.08

ALL LEASES
M-T-M	27	68,453	0.65%	$884	0.70%	$12.91
2011	148	815,528	7.72%	9,250	7.32%	11.34
2012	188	894,719	8.46%	12,675	10.02%	14.17
2013	191	1,256,821	11.89%	15,684	12.41%	12.48
2014	149	1,198,217	11.33%	15,448	12.22%	12.89
2015	172	945,518	8.95%	13,626	10.78%	14.41
2016	79	568,481	5.38%	8,285	6.56%	14.57
2017	35	779,999	7.38%	10,419	8.24%	13.36
2018	31	462,062	4.37%	6,301	4.99%	13.64
2019	32	672,828	6.36%	8,012	6.33%	11.91
2020+	102	1,923,956	18.20%	25,830	20.43%	13.43
Vacant	-	982,657	9.31%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,154	10,569,239	100.00%	$126,414	100.00%	$13.19

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	5,079	0.33%	69	0.32%	13.59
2011	4	89,465	5.71%	847	3.92%	9.47
2012	3	52,556	3.36%	732	3.39%	13.93
2013	4	66,245	4.23%	847	3.92%	12.79
2014	9	127,736	8.15%	1,361	6.31%	10.65
2015	5	75,689	4.83%	836	3.87%	11.05
2016	6	113,043	7.22%	1,096	5.07%	9.70
2017	2	34,978	2.23%	682	3.16%	19.50
2018	6	107,591	6.87%	1,694	7.85%	15.74
2019	5	165,612	10.57%	2,785	12.90%	16.82
2020+	13	312,330	19.94%	3,694	17.11%	11.83
Vacant	-	22,765	1.45%	-	-	-
TOTAL/WEIGHTED AVERAGE	58	1,173,089	74.89%	$14,643	67.82%	$12.73

ALL NON-ANCHOR LEASES (2)
M-T-M	8	6,800	0.43%	$178	0.82%	$26.18
2011	28	41,096	2.62%	684	3.17%	16.64
2012	42	53,000	3.38%	1,103	5.11%	20.81
2013	30	41,461	2.65%	905	4.19%	21.83
2014	39	66,416	4.24%	1,244	5.76%	18.73
2015	30	36,183	2.31%	729	3.38%	20.15
2016	23	36,780	2.35%	745	3.45%	20.26
2017	7	12,449	0.80%	418	1.94%	33.58
2018	7	15,383	0.98%	387	1.79%	25.16
2019	7	11,193	0.72%	276	1.28%	24.66
2020+	11	12,369	0.79%	279	1.29%	22.56
Vacant	-	60,193	3.84%	-	-	-
TOTAL/WEIGHTED AVERAGE	232	393,323	25.11%	$6,948	32.18%	$20.86

ALL LEASES
M-T-M	9	11,879	0.76%	$247	1.14%	$20.79
2011	32	130,561	8.33%	1,531	7.09%	11.73
2012	45	105,556	6.74%	1,835	8.50%	17.38
2013	34	107,706	6.88%	1,752	8.11%	16.27
2014	48	194,152	12.39%	2,605	12.07%	13.42
2015	35	111,872	7.14%	1,565	7.25%	13.99
2016	29	149,823	9.57%	1,841	8.52%	12.29
2017	9	47,427	3.03%	1,100	5.10%	23.19
2018	13	122,974	7.85%	2,081	9.64%	16.92
2019	12	176,805	11.29%	3,061	14.18%	17.31
2020+	24	324,699	20.73%	3,973	18.40%	12.24
Vacant	-	82,958	5.29%	-	-	-
TOTAL/WEIGHTED AVERAGE	290	1,566,412	100.00%	$21,591	100.00%	$14.55

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)

M-T-M	2	15,885	0.13%	$105	0.07%	$6.61
2011	23	559,605	4.61%	4,929	3.33%	8.81
2012	25	538,040	4.43%	5,958	4.03%	11.07
2013	35	899,788	7.41%	8,733	5.90%	9.71
2014	33	993,727	8.19%	10,906	7.37%	10.97
2015	27	602,088	4.96%	6,309	4.26%	10.48
2016	22	495,448	4.08%	5,795	3.92%	11.70
2017	19	731,935	6.03%	9,825	6.64%	13.42
2018	15	495,555	4.08%	6,278	4.24%	12.67
2019	18	751,628	6.19%	8,984	6.07%	11.95
2020+	56	2,002,168	16.50%	25,315	17.11%	12.64
Vacant	-	521,370	4.31%	-	-	-
TOTAL/WEIGHTED AVERAGE	275	8,607,237	70.92%	$93,137	62.94%	$11.52

ALL NON-ANCHOR LEASES (2)
M-T-M	34	64,447	0.53%	$1,026	0.69%	$15.92
2011	157	386,484	3.19%	5,852	3.95%	15.14
2012	208	462,235	3.81%	8,552	5.78%	18.50
2013	190	464,739	3.83%	8,703	5.88%	18.73
2014	164	398,642	3.28%	7,147	4.83%	17.93
2015	180	455,302	3.75%	8,882	6.00%	19.51
2016	86	222,856	1.84%	4,331	2.93%	19.43
2017	25	95,491	0.79%	1,694	1.14%	17.74
2018	29	89,481	0.74%	2,104	1.42%	23.51
2019	26	98,005	0.81%	2,089	1.41%	21.32
2020+	70	246,487	2.03%	4,488	3.03%	18.21
Vacant	-	544,245	4.48%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,169	3,528,414	29.08%	$54,868	37.06%	$18.39

ALL LEASES
M-T-M	36	80,332	0.66%	$1,131	0.76%	$14.08
2011	180	946,089	7.80%	10,781	7.28%	11.40
2012	233	1,000,275	8.24%	14,510	9.81%	14.51
2013	225	1,364,527	11.24%	17,436	11.78%	12.78
2014	197	1,392,369	11.47%	18,053	12.20%	12.97
2015	207	1,057,390	8.71%	15,191	10.26%	14.37
2016	108	718,304	5.92%	10,126	6.85%	14.10
2017	44	827,426	6.82%	11,519	7.78%	13.92
2018	44	585,036	4.82%	8,382	5.66%	14.33
2019	44	849,633	7.00%	11,073	7.48%	13.03
2020+	126	2,248,655	18.53%	29,803	20.14%	13.25
Vacant	-	1,065,615	8.79%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,444	12,135,651	100.00%	$148,005	100.00%	$13.37

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in-place at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	15	105,165	$1,140	$1,129	$(11)	-1.0%
per square foot			$10.84	$10.74	$(0.10)

2Q2010	9	42,938	$715	$598	$(117)	-16.4%
per square foot			$16.65	$13.93	$(2.72)

3Q2010	9	34,450	$493	$577	$84	17.0%
per square foot			$14.31	$16.75	$2.44

4Q2010	23	151,152	$1,800	$1,773	$(27)	-1.5%
per square foot			$11.91	$11.73	$(0.18)

2010 Total	56	333,705	$4,148	$4,077	$(71)	-1.7%
per square foot			$12.43	$12.22	$(0.21)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	47	230,487	$2,994	$2,973	$(21)	-0.7%
per square foot			$12.99	$12.90	$(0.09)

2Q2010	69	294,225	$3,794	$3,961	$167	4.4%
per square foot			$12.89	$13.46	$0.57

3Q2010	32	154,866	$2,454	$2,623	$169	6.9%
per square foot			$15.85	$16.94	$1.09

4Q2010	46	217,225	$3,211	$3,322	$111	3.5%
per square foot			$14.78	$15.29	$0.51

2010 Total	194	896,803	$12,453	$12,879	$426	3.4%
per square foot			$13.89	$14.36	$0.47

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

(Consolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	10	161,185	$-	$1,144
per square foot			$-	$7.10

2Q2010	19	82,621	$-	$1,143
per square foot			$-	$13.83

3Q2010	11	91,789	$-	$1,003
per square foot			$-	$10.93

4Q2010	25	167,480	$-	$1,841
per square foot			$-	$10.99

2010 Total	65	503,075	$-	$5,131
per square foot			$-	$10.20

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2010	4	57,073	$798	$614	$(184)	-23.1%
per square foot			$13.98	$10.76	$(3.22)

2Q2010	1	1,440	$38	$25	$(13)	-34.2%
per square foot			$26.39	$17.36	$(9.03)
3Q2010	5	11,020	$231	$234	$3	1.3%
per square foot			$20.96	$21.23	$0.27

4Q2010	5	83,767	$1,052	$1,077	$25	2.4%
per square foot			$12.56	$12.86	$0.30

2010 Total	15	153,300	$2,119	$1,950	$(169)	-8.0%
per square foot			$13.82	$12.72	$(1.10)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2010	10	32,062	$557	$624	$67	12.0%
per square foot			$17.37	$19.46	$2.09
2Q2010	10	58,000	$1,016	$1,068	$52	5.1%
per square foot			$17.51	$18.41	$0.90
3Q2010	4	30,658	$321	$335	$14	4.4%
per square foot			$10.47	$10.93	$0.46

4Q2010	6	79,034	$657	$738	$81	12.3%
per square foot			$8.31	$9.34	$1.03

2010 Total	30	199,754	$2,551	$2,765	$214	8.4%
per square foot			$12.77	$13.84	$1.07

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Unconsolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	2	10,543	$-	$203
per square foot			$-	$19.25

2Q2010	2	7,984	$-	$134
per square foot			$-	$16.78
3Q2010	3	4,007	$-	$117
per square foot			$-	$29.20

4Q2010	5	13,789	$-	$199
per square foot			$-	$14.43

2010 Total	12	36,323	$-	$653
per square foot			$-	$17.98

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	19	162,238	$1,938	$1,742	$(196)	-10.1%
per square foot			$11.95	$10.74	$(1.21)

2Q2010	10	44,378	$753	$623	$(130)	-17.3%
per square foot			$16.97	$14.04	$(2.93)
3Q2010	14	45,470	$724	$811	$87	12.0%
per square foot			$15.92	$17.84	$1.92

4Q2010	28	234,919	$2,852	$2,850	$(2)	-0.1%
per square foot			$12.14	$12.13	$(0.01)

2010 Total	71	487,005	$6,267	$6,026	$(241)	-3.8%
per square foot			$12.87	$12.37	$(0.50)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2010	57	262,549	$3,551	$3,596	$45	1.3%
per square foot			$13.53	$13.70	$0.17
2Q2010	79	352,225	$4,809	$5,028	$219	4.6%
per square foot			$13.65	$14.27	$0.62

3Q2010	36	185,524	$2,774	$2,958	$184	6.6%
per square foot			$14.95	$15.94	$0.99

4Q2010	52	296,259	$3,868	$4,060	$192	5.0%
per square foot			$13.06	$13.70	$0.64

2010 Total	224	1,096,557	$15,002	$15,642	$640	4.3%
per square foot			$13.68	$14.26	$0.58

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Total)

Non-Comparable Lease Summary (Total)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2010	12	171,728	$-	$1,346
per square foot			$-	$7.84

2Q2010	21	90,605	$-	$1,278
per square foot			$-	$14.11

3Q2010	14	95,796	$-	$1,120
per square foot			$-	$11.69

4Q2010	30	181,269	$-	$2,040
per square foot			$-	$11.25

2010 Total	77	539,398	$-	$5,784
per square foot			$-	$10.72

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1) Includes leasing activity on unconsolidated properties owned in joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2010

 (In thousands except per share and square footage data)

4th Quarter 2010 Leasing Activity

(Consolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	17	6	23
Gross Leasable Area (Sq.Ft.)	38,144	113,008	151,152
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.07	9.25	11.73

Renewals	Non- Anchors	Anchors	Total

Number of Leases	41	5	46
Gross Leasable Area (Sq.Ft.)	126,724	90,501	217,225
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.14	14.10	15.29

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	21	4	25
Gross Leasable Area (Sq.Ft.)	48,305	119,175	167,480
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.09	9.73	10.99

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	79	15	94
Gross Leasable Area (Sq.Ft.)	213,173	322,684	535,857
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.20	10.79	12.94

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2010

 (In thousands except per share and square footage data)

4th Quarter 2010 Leasing Activity

(Unconsolidated)

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	3	2	5
Gross Leasable Area (Sq.Ft.)	11,242	72,525	83,767
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.34	11.85	12.86

Renewals	Non- Anchors	Anchors	Total

Number of Leases	4	2	6
Gross Leasable Area (Sq.Ft.)	5,780	73,254	79,034
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.22	8.88	9.34

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	5	-	5
Gross Leasable Area (Sq.Ft.)	13,789	-	13,789
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.43	-	14.43

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	12	4	16
Gross Leasable Area (Sq.Ft.)	30,811	145,779	176,590
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.37	10.36	11.41

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2010

 (In thousands except per share and square footage data)

4th Quarter 2010 Leasing Activity (1)

(Total)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	20	8	28
Gross Leasable Area (Sq.Ft.)	49,386	185,533	234,919
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.14	10.27	12.13

Renewals	Non- Anchors	Anchors	Total

Number of Leases	45	7	52
Gross Leasable Area (Sq.Ft.)	132,504	163,755	296,259
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.10	11.76	13.70

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	26	4	30
Gross Leasable Area (Sq.Ft.)	62,094	119,175	181,269
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.17	9.73	11.25

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	91	19	110
Gross Leasable Area (Sq.Ft.)	243,984	468,463	712,447
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.22	10.65	12.56

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information

For the three and twelve months ended December 31, 2010 and 2009
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2010 and 2009, along with other investment properties' new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and twelve months ended December 31, 2010 and 2009.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income available to common stockholders.

Consolidated	Three months ended December 30,2010	Three months ended December 31, 2009	% Change	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009	% Change
Rental income and additional income:
"Same store" investment properties, 115 properties
Rental income	$27,609	27,725	-0.4%	109,487	114,017	-4.0%
Tenant recovery income	11,204	9,571	17.1%	41,419	40,781	1.6%
Other property income	457	1,311	-65.1%	1,916	4,375	-56.2%
"Other investment properties
Rental income	2,518	1,034		6,885	4,295
Tenant recovery income	662	471		2,177	1,842
Other property income	52	7		121	73
Total rental income and additional income	$42,502	40,119		162,005	165,383

Property operating expenses:
"Same store" investment properties, 115 properties
Property operating expenses	$7,276	6,079	19.7%	23,581	22,921	2.9%
Real estate tax expense	6,928	7,324	-5.4%	31,152	30,118	3.4%
"Other investment properties"
Property operating expenses	753	253		1,704	906
Real estate tax expense	613	168		1,952	1,022
Total property operating expenses	$15,570	13,824		58,389	54,967

Property net operating income
"Same store" investment properties	$25,066	25,204	-0.5%	98,089	106,134	-7.6%
"Other investment properties"	1,866	1,091		5,527	4,282
Total property net operating income	$26,932	26,295		103,616	110,416

Other income:
Straight-line rents	548	(174)		1,571	(743)
Amortization of lease intangibles	5	2		(125)	55
Other income	365	1,219		4,563	2,813
Fee income from unconsolidated joint ventures	1,156	816		3,578	3,330
Gain on sale of investment properties	-	-		-	341
Gain from change in control of investment properties	(104)	-		5,018	-
Gain on sale of joint venture interest	1,694	993		4,555	2,766
Gain on extinguishment of debt	-	1,048		-	7,980

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiary	216	(381)		(719)	513
Bad debt expense	(1,468)	(1,516)		(6,301)	(5,616)
Depreciation and amortization	(11,939)	(9,944)		(44,549)	(45,431)
General and administrative expenses	(3,251)	(2,950)		(13,735)	(12,639)
Interest expense	(10,782)	(7,944)		(36,317)	(34,207)
Impairment of investment securities	-	-		-	(2,660)
Provision for asset impairment	(200)	(778)		(18,190)	(4,696)
Equity in loss of unconsolidated ventures	(173)	(934)		(4,365)	(16,494)

Income (loss) from continuing operations	2,999	5,752		(1,400)	5,728
Income from discontinued operations	1,093	199		1,443	2,901
Net income	4,092	5,951		43	8,629

Less: Net income attributable to the noncontrolling interest	(74)	(121)		(306)	(417)

Net income (loss) available to common stockholders	$4,018	5,830		(263)	8,212

Inland Real Estate Corporation
Supplemental Financial Information

For the three and twelve months ended December 31, 2010 and 2009
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended December 30,2010	Three months ended December 31, 2009	% Change	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009	% Change
Rental income and additional income:
"Same store" investment properties, 13 properties
Rental income	$7,327	7,518	-2.5%	29,444	29,043	1.4%
Tenant recovery income	2,278	3,386	-32.7%	12,873	13,752	-6.4%
Other property income	63	84	-25.0%	320	463	-30.9%
"Other investment properties
Rental income	4,946	5,026		19,067	20,405
Tenant recovery income	551	975		2,867	3,132
Other property income	80	289		178	280
Total rental income and additional income	$15,245	17,278		64,749	67,075

Property operating expenses:
"Same store" investment properties, 13 properties
Property operating expenses	$1,773	1,871	-5.2%	6,477	6,754	-4.1%
Real estate tax expense	1,378	3,073	-55.2%	10,644	12,023	-11.5%
"Other investment properties"
Property operating expenses	546	1,109		3,152	3,911
Real estate tax expense	219	684		2,238	2,542
Total property operating expenses	$3,916	6,737		22,511	25,230

Property net operating income
"Same store" investment properties	$6,517	6,044	7.8%	25,516	24,481	4.2%
"Other investment properties"	4,812	4,497		16,722	17,364
Total property net operating income	$11,329	10,541		42,238	41,845

Other income:
Straight-line rents	354	261		815	1,231
Amortization of lease intangibles	(58)	151		145	595
Other income	446	382		2,851	1,602
Gain on sale of investment properties	-	989		767	1,874

Other expenses:
Bad debt expense	(175)	(200)		(588)	(1,829)
Depreciation and amortization	(7,768)	(7,550)		(29,745)	(31,336)
General and administrative expenses	(657)	(40)		(1,587)	(185)
Interest expense	(4,957)	(5,527)		(21,736)	(21,743)
Provision for asset impairment	-	(7,450)		(5,550)	(31,920)

Loss from continuing operations	$(1,486)	(8,443)		(12,390)	(39,866)

Inland Real Estate Corporation
Supplemental Financial Information
For the twelve months ended December 31, 2010
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

06/23/10	The Point at Clark (1)	Chicago	IL	95,455	$28,816	7.74%	100%	DSW, Michael's and Marshall’s	1996
07/08/10	Farnam Tech Center (2)	Omaha	NE	118,239	18,000	7.22%	100%	TD Ameritrade & Prime Therapeutics	1986/2009
08/26/10	Copp's (2)	Sun Prairie	WI	61,048	11,700	8.35%	100%	Copp's	2009
09/07/10	Harbor Square (2) (3)	Port Charlotte	FL	20,087	11,250	8.10%	100%	PetSmart	2008
09/24/10	University of Phoenix (2)	Boise	ID	36,773	8,825	8.25%	100%	University of Phoenix	2009
10/07/10	Walgreens (2)	Island Lake	IL	14,820	4,493	7.50%	100%	Walgreens	2007
10/25/10	Diffley Marketplace (4)	Eagan	MN	62,656	11,861	6.54%	94%	Cub Foods	2008
11/16/10	CVS (2)	Elk Grove	CA	13,294	7,689	7.60%	100%	CVS	2010
11/22/10	Roundy’s	Menomonee	WI	103,611	20,722	7.68%	100%	Super Pick ‘N Save	2010
				525,983	$123,356

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (loss) on Sale

04/30/10	Park Center Plaza (partial)	Tinley Park	IL	5,089	$845	$521
08/05/10	Springboro Plaza	Springboro	OH	154,034	7,125	230
09/01/10	Northgate Center	Sheboygan	WI	73,647	8,025	(9)
11/29/10	Homewood Plaza	Homewood	IL	19,000	2,500	1,130
				251,770	$18,495	$1,872

Development Parcel Sales

Date	Property	City	State	Aprox. Acres	Sale Price	Gain (loss) on Sale

08/13/10	North Aurora Towne Center	North Aurora	IL	1	$260	$(52)
08/31/10	Savannah Crossings	Aurora	IL	2	2,350	68
				3	$2,610	$16

(1)

This property was contributed to our joint venture with PGGM.

(2)

This property was acquired through our joint venture with IREX.

(3)

The purchase price of this property includes a 96,253 square foot ground lease with Kohl's also acquired.  Ground lease square footage is not included in our GLA.

(4)

This property was acquired through our joint venture with PGGM.

Inland Real Estate Corporation
Supplemental Financial Information
For the twelve months ended December 31, 2010
(In thousands except per share and square footage data)

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
07/01/10	Mallard Crossing	Elk Grove Village	IL	82,929	$6,163
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	23,340
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	5,465
07/01/10	Cub Foods	Arden Hills	MN	68,442	10,358
08/31/10	The Point at Clark	Chicago	IL	95,455	28,816
				446,144	$74,142

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(1,846)	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,783)	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(264)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	177	5,916
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(2,038)	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	(1,540)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,133)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	311	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,774	50.0%	21,240	15,205
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	105,642	50.0%	2,610	6,729
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,549	4,623
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,707	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	3,285	5,572

					2,269,652		$27,275	$85,200

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Cohen Financial	Shoppes at Mill Creek	5.63% Fixed	March 2011	$8,510
Wachovia Securities	Orland Park Place	7.56% Fixed	July 2011	30,411
Prudential Insurance	Randall Square	5.35% Fixed	December 2011	16,500
Midland Loan Services	Chatham Ridge	4.94% Fixed	April 2012	15,000
Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Mapleview Shopping Center	5.58% Fixed	April 2013	12,873
Wachovia Securities	Mapleview Shopping Center / Regal Showplace	5.66% Fixed	April 2013	2,534
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,297
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	11,143
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,833
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500

Total / Weighted Average		5.91% Fixed		$170,401

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing	Elk Grove Village	IL	82,929	55%	$5,047	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	5,258	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	8,312	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	15,017	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	(142)	7,865
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	(28)	3,190
					508,800		$33,464	$11,055

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Principal Bank	3.94% Fixed	November 2015	5,800
John Hancock Life Ins.	5.05% Fixed	September 2017	$14,300

Total / Weighted Average	4.73%		$20,100

Venture with Pine Tree Institutional Realty, LLC

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

04/02/07	PTI Ft. Wayne, LLC	Orchard Crossing	Ft. Wayne	IN	118,244	85%	$6,597	$12,580

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.26% Variable	June 2011	$14,800

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,531	$-

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$3,711	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	2,091	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	7,337	11,470

					111 Acres		$13,139	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.26% Variable	June 2011	$13,169
Bank of America	1.77% Variable	October 2011	4,300
Bank of America	4.26% Variable	June 2011	3,549
Bank of America	4.26% Variable	June 2011	13,819

Total / Weighted Average	3.95% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,347	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,820	6,375

					71 Acres		$11,167	$8,670

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Inland Boise, LLC	6.00% Variable	October 2012	$2,700
National City Bank	4.27% Variable	December 2011	7,500

Total / Weighted Average	4.73% Variable		$10,200

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$-	$-

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	2.70% Variable	September 2009	$9,052

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	3.27% Variable	October 2012	$22,105

Joint Venture with Inland Real Estate Exchange

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

09/24/10	IRC/IREX Venture II	University of Phoenix	Meridian	ID	36,773	91%	$7,968	$-

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture Development Summary

Project / Entity	MSA	IRC % Interest (1)	Projected Owned GLA	Projected Total GLA	Current Occupancy	Total Estimated Project Cost	Net Cost Incurred as of December 31, 2010	Major Tenants and Non-owned Anchors

Active Development Projects

Savannah Crossing – IL TMK/Inland Aurora Venture LLC	Chicago	40%	7,500	265,000	67.5%	$10,968	$6,025	Wal-Mart (non-owned)
								Walgreen’s (non-owned)

Southshore Shopping Center – ID PTI Boise, LLC	Boise	85%	91,391	91,391	-	14,100	5,675	Albertson’s (non-owned)

North Aurora Towne Centre Phase I (Outlots) – IL NARE/Inland North Aurora Venture LLC	Chicago	45%	62,056	182,056	61.3%	32,020	28,211	Target (non-owned)
								JC Penney (non-owned)
								Best Buy La-Z-Boy (non-owned)

Totals/Weighted Average			160,947	538,447	26.7%	$57,088	$39,911
Land Held for Development

North Aurora Towne Centre Phase II – IL NARE/Inland North Aurora Venture II LLC	Chicago	45%	150,416	215,416	-	$62,042	$9,011	Target (non-owned)
								JC Penney (non-owned)
								Ashley Furniture (non-owned)
North Aurora Towne Centre Phase III – IL NARE/Inland North Aurora Venture III LLC	Chicago	45%	100,000	375,000	-	41,330	25,743	Target (non-owned)
								JC Penney (non-owned)

Shops at Lakemoor - IL TDC Inland Lakemoor LLC	Chicago	48%	275,000	535,000	-	98,414	30,198	-

Tuscany Village – FL Paradise	Orlando	15%	106,145	318,770	-	40,654	17,288	-

Lantern Commons PTI Westfield, LLC	Indianapolis	85%	200,000	450,000	-	58,300	20,844	-

Totals/Weighted Average			831,561	1,894,186	-%	$300,740	$103,084

(1)

The Company owns the development properties through joint ventures and earns a preferred return on its invested capital.  After the preferred return is allocated, the Company is allocated it’s pro rata share of earnings.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IREX Joint Venture Property Status

Property	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the Twelve months ended December 31, 2010

Bank of America (1) (2)	Moosic, PA	100%	$1,397	$565
Bank of America (1) (2)	Las Vegas, NV	100%	-	-
Bank of America (1) (3)	Hunt Valley, MD	100%	1,726	513
Bank of America (1) (3)	Rio Rancho, NM	100%	-	-
Farnam Tech Center (1)	Omaha, NE	100%	450	450
University of Phoenix (1)	Meridian, ID	9%	221	20

			$3,794	$1,548

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the two Bank of America buildings, Moosic, PA and Las Vegas, NV, were sold together as a package.  The pro rata share of acquisition fee is $1,397 for both properties.

(3)

The interests in the two Bank of America buildings, Hunt Valley, MD and Rio Rancho, NM, were sold together as a package.  The pro rata share of acquisition fee is $1,726 for both properties.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	December 31, 2010 (unaudited)	December 31, 2009

Balance Sheet:

Assets:
Cash	$16,415	13,776
Investment in real estate	470,556	665,445
Acquired lease intangibles, net	36,253	44,943
Accounts and rents receivable	20,573	20,138
Restricted cash	16,080	14,706
Deferred costs, net	3,913	4,570
Other assets	4,262	9,457

Total assets	$568,052	773,035

Liabilities:
Accounts payable and accrued expenses	$19,795	20,051
Acquired lease intangibles, net	8,797	5,657
Mortgage payable	281,496	448,216
Other liabilities	16,384	20,031

Total liabilities	326,472	493,955

Total equity	241,580	279,080

Total liabilities and equity	$568,052	773,035

Investment in and advances to unconsolidated joint ventures	$103,616	125,189

Unconsolidated joint ventures had mortgages payable of $281,496 and $448,216 as of December 31, 2010 and 2009, respectively.  The Company’s proportionate share of these loans was $168,678 and $240,632 as of December 31, 2010 and 2009, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009
Revenues:
Rental income	$12,569	12,956	49,471	51,274
Tenant recoveries	2,829	4,361	15,740	16,884
Other property income	143	373	498	743

Total revenues	15,541	17,690	65,709	68,901

Expenses:
Property operating expenses	2,494	3,180	10,217	12,494
Real estate tax expense	1,597	3,757	12,882	14,565
Depreciation and amortization	7,768	7,550	29,745	31,336
Provision for impairment	-	7,450	5,550	31,920
General and administrative expenses	657	40	1,587	185

Total expenses	12,516	21,977	59,981	90,500

Operating income (loss)	3,025	(4,287)	5,728	(21,599)

Other income	446	1,371	3,618	3,476
Interest expense	(4,957)	(5,527)	(21,736)	(21,743)

Loss from continuing operations	$(1,486)	(8,443)	(12,390)	(39,866)

IRC’s pro rata share (a)	$(173)	(934)	(4,365)	(16,495)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	December 31, 2010 (unaudited)	December 31, 2009

Balance Sheet:

Assets:
Cash	$8,393	5,316
Investment in real estate	280,335	356,869
Acquired lease intangibles, net	19,467	20,885
Accounts and rents receivable	9,273	9,219
Restricted cash	5,640	5,768
Deferred costs, net	2,332	2,693
Other assets	2,048	3,672

Total assets	$327,488	404,422

Liabilities:
Accounts payable and accrued expenses	$11,213	10,905
Acquired lease intangibles, net	4,594	2,829
Mortgage payable	168,678	240,632
Other liabilities	6,708	7,611

Total liabilities	191,193	261,977

Total equity	136,295	142,445

Total liabilities and equity	$327,488	404,422

Investment in and advances to unconsolidated joint ventures	$103,616	125,189

Supplemental Financial Information
For the three and twelve months ended December 31, 2010

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended December 31, 2010	Three months ended December 31, 2009	Twelve months ended December 31, 2010	Twelve months ended December 31, 2009
Revenues:
Rental income	$5,308	6,389	21,997	26,460
Tenant recoveries	1,431	2,201	8,028	8,491
Other property income	40	184	215	366

Total revenues	6,779	8,774	30,240	35,317

Expenses:
Property operating expenses	796	1,334	4,098	5,299
Real estate tax expense	818	1,919	6,566	7,325
Depreciation and amortization	3,485	3,752	13,642	16,210
Provision for impairment	-	1,117	2,498	14,753
General and administrative expenses	486	19	970	90

Total expenses	5,585	8,141	27,774	43,677

Operating income (loss)	1,194	633	2,466	(8,360)

Other income	705	1,234	2,943	3,342
Interest expense	(2,072)	(2,801)	(9,774)	(11,477)

Loss from continuing operations	$(173)	(934)	(4,365)	(16,495)

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property List

As of December 31, 2010, we owned 121 investment properties, comprised of 27 single-user retail properties, 51 Neighborhood Retail Centers, 17 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of California (1), Florida (2), Illinois (73), Indiana (6), Michigan (1), Minnesota (26), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1) and Wisconsin (7).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Copp’s Sun Prairie, WI	61,048	08/10	2009	100%	Copp’s

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100% (3)	Cub Foods (3)

CVS Elk Grove Elk Grove, CA	13,294	11/10	2010	100%	CVS

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

Hammond Mills Hammond, IN	7,488	12/98	1998	0%	None

Home Goods Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Michael’s Coon Rapids, MN	24,240	07/02	2001	100%	Michael’s

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Eckerd Drug Store

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Schaumburg Golf Road Retail Schaumburg, IL	9,988	09/99	1998	0%	None

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Island Lake, IL	14,820	10/10	2007	100%	Walgreens

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (4)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	86%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	Justice Produce

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	100%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	93% (3)	Butera Finer Foods

Byerly's Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly's Food Store
					Erik’s Bike Shop

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	Strack & Van Til

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	95%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	97%	Dominick’s Finer Foods

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	80%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	85%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	94%	Walgreen’s (4)

Gateway Square Hinsdale, IL	40,115	03/99	1985	83%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	100%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	83%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	99% (3)	Dominick's Finer Foods
					Deal’s
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	82%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	91% (3)	Sears Logistics Services (3)
					Planet Fitness
					Xilin Association
					Big Lots
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	Giant Eagle, Inc

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	82%	Food 4 Less
					Murray’s Discount Auto

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	24%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	50%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	97%	Dollar Tree
					Spree Look Good, Do Good
Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	None

Park Square Brooklyn Park, MN	136,664	08/02	1986 / 1988	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100% (3)	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988	86%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	100% (3)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	89%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	94%	Sears Hardware

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	89%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	100%	Michael’s Fresh Market

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	Bally Total Fitness
					AJ Wright
St. James Crossing Westmont, IL	49,994	03/98	1990	79%	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	93%	Jewel Food Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	Cub Foods
					The Foursome, Inc.
Townes Crossing Oswego, IL	105,989	08/02	1988	90%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	96% (3)	Dominick's Finer Foods (3)
					Walgreen’s
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	100%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	77%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	89% (3)	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service
Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	75%	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	258,720	04/98	1978	93%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	89%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989	95%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	170,027	03/98	1987	83% (3)	Office Depot (3)
					X-Sport Gym
					Loyola Medical Center
					Factory Card Outlet
					JoAnn Stores
Four Flaggs Niles, IL	304,603	11/02	1973 / 1998	94%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	Factory Card Outlet

Harbor Square Port Charlotte, FL	20,087	09/10	2008	100%	PetSmart

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Lake Park Plaza Michigan City, IN	115,082	02/98	1990	82%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	Tampico Fresh Market

Park Center Tinley Park, IL	189,390	12/98	1988	69%	Euro Fresh Market
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984	50%	None

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	94%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100% (3)	Marshall’s
					Factory Card Outlet (3)
Village Ten Center Coon Rapids, MN	211,472	08/03	2002	98%	Lifetime Fitness
					Cub Foods
					Dollar Tree
Power Centers

Baytowne Shoppes/Square Champaign, IL	118,242	02/99	1993	86%	Staples
					PetSmart
					Famous Footwear
					Factory Card Outlet
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	99%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Borders
					Office Depot

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Deer Trace Kohler, WI	149,881	07/02	2000	96%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree
Deer Trace II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,922	10/98	1995	87%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					MC Sports
					Old Country Buffet
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	64% (3)	Sam's Club (3)
					Bargain Books
Mankato Heights Mankato, MN	155,173	04/03	2002	100%	TJ Maxx
					Michael’s
					Old Navy
					Pier One
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	218,762	01/97	1992/2004	83% (3)	X-Sport Gym
					Office Depot (3)
					The Sports Authority
					Best Buy
Naper West Naperville, IL	214,812	12/97	1985	75%	Sweet Home Furniture
					Barrett’s Home Theater Store
					JoAnn Stores
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	None

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	50%	Staples
					TREK Bicycle Store
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	100%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	98%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					PetSmart
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973 / 1985	96%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000 / 2001	100%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	86%	Michael’s

Shops at Orchard Place Skokie, IL	159,091	12/02	2000	99%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	97%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier One Imports
					Ross Medical Education Center
					Babies ‘R’ Us

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	98%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning
Lifestyle Centers

Algonquin Commons Algonquin, IL	547,519	02/06	2004/2005	80% (30	PetSmart
					Office Max
					Border's
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's
					Trader Joe's
					Ulta
					Suithouse
Total	10,569,239			91%

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

As of December 31, 2010, we owned 21 investment properties through our joint ventures, comprised of 2 Single User, 10 Neighborhood Retail Centers, 5 Community Centers and 4 Power Centers.  These investment properties are located in the states of Idaho (1), Illinois (14), Indiana (1), Minnesota (4), and Wisconsin (1).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

University of Phoenix Meridian, ID	36,773	09/10	2009	100%	The University of Phoenix

Neighborhood Retail Centers

Cobbler Crossing Elgin, IL	102,643	05/97	1993	95%	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	94%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	98%	MGM Liquor Warehouse
					Cub Foods
Mallard Crossings Elk Grove Village, IL	82,929	05/97	1993	86%	Food 4 Less

Mapleview Grayslake, IL	105,642	03/05	2000/2005	91%	Jewel Food Store

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Store
					Marshall’s
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	100%	Borders
					Pier 1 Imports
					House of Brides
Regal Showplace Crystal Lake, IL	96,928	03/05	1998	99%	Regal Cinemas

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	None

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	95% (3)	Jewel Food Store

Community Centers

Chatham Ridge Chicago, IL	175,991	02/00	1999	100%	Food 4 Less
					Marshall’s
					Bally Total Fitness
Greentree Centre & Outlot Caledonia, WI	169,268	02/05	1990/1993	97%	Pick ‘N Save
					K - Mart

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Orchard Crossing Fort Wayne, IN	118,244	04/07	2008	82%	Dollar Tree
					Gordman’s

Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	88%	Walgreen's
					A.J. Wright
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods

Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	94%	Dominick’s Finer Foods
					Jewish Community Center
Power Centers

Orland Park Place Orland Park, IL	592,774	04/05	1980/1999	95%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Sports Authority
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby
Randall Square Geneva, IL	216,107	05/99	1999	94%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael's
					Party City
					Old Navy
The Point at Clark Chicago, IL	95,455	06/10	1996	100% (3)	DSW
					Marshall’s
					Michael's

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2010

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973, 1975 1997	98%	Toys R Us
					Luna Carpets
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby

Total	2,933,469			95%

Total/Weighted Average	13,502,708			92%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area begin leased.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.